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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): December 27, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)              File Number)     Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  Other Events

On December 29, 2006, Eastman Kodak Company ("Kodak") and Sony Corporation, Sony Corporation of America and Sony Electronics, Inc. (referred to collectively as "Sony") entered into an agreement settling their patent infringement lawsuits against each other. In 2004, Kodak commenced a patent infringement action against Sony in the United States District Court for the Western District of New York. Sony then filed two separate infringement actions against Kodak in the United States District Court for the District of New Jersey, one of which was consolidated with Kodak's suit in the Western District of New York.
Each party asserted certain of its imaging technology patents against the other. No monetary consideration was paid under the settlement agreement. Pursuant to the settlement, Kodak and Sony agreed to dismiss their respective infringement claims.

In a separate settlement agreement, entered into on December 27, 2006, Kodak agreed to dismiss its patent infringement claims against Sony Ericsson Mobile Communications AB and Sony Ericsson Mobile Communications (USA) Inc. (referred to collectively as "Sony Ericsson") which were also named as defendants in Kodak's suit against Sony in the U.S. District Court for the Western District of New York. No monetary consideration was paid under the settlement agreement.

Separately, Kodak has entered into technology cross license agreements with Sony and Sony Ericsson which are described in the press release attached to this document as Exhibit (99.1).


ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

(99.1) Press release issued by Eastman Kodak Company on January 3, 2007 relating to the entry into technology cross license agreements with Sony and Sony Ericsson.







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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      EASTMAN KODAK COMPANY



                                      By: /s/ Joyce P. Haag
                                      -----------------------------
                                      Joyce P. Haag
                                      Senior Vice President and
                                      General Counsel

Date:  January 3, 2007



                    EASTMAN KODAK COMPANY
                      INDEX TO EXHIBIT
Exhibit No.

(99.1) Press release issued by Eastman Kodak Company on January 3, 2007 relating to the entry into technology cross license agreements with Sony and Sony Ericsson.